SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005




                              BOOKS-A-MILLION, INC.
                        ----------------------------------
             (Exact name of registrant as specified in its charter)




               DELAWARE                 0-20664             63-0798460
            -------------              ----------       -------------------
   (State or other jurisdiction       (Commission         (IRS Employer
         of incorporation)            File Number)      Identification No.)

 402 Industrial Lane, Birmingham, Alabama                    35211
 ----------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)

                                 (205) 942-3737
                                ---------------
              Registrant's telephone number, including area code:

Item 7.01. Financial Statements and Exhibits.

     (c) Exhibits This exhibit is furnished pursuant to Item 9.01 and shall not be deemed to be "filed".

     Exhibit No.                                       Description
     -----------                                ------------------------
      99.1                                 Press Release Dated January 10, 2005

Item 9.01. Results of Operations and Financial Condition.


     On  January  10,  2005,  Books-A-Million,   Inc.  issued  a  press  release
announcing its sales results for the nine-week period ended January 1, 2005. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, including Exhibit 99.1, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.




                                                              SIGNATURES
                                                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2005                                    BOOKS-A-MILLION, INC.


                                                    By:/s/ Richard S. Wallington
                                                       -------------------------
                                                           Richard S. Wallington
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.                                       Description
     -----------                                       -----------

        99.1                               Press Release Dated January 10, 2005